Short-Term Debt and Credit Facilities	12 Months Ended
Dec. 31, 2017
Short-term Debt [Abstract]
Short-Term Debt and Credit Facilities
Short-Term Debt and Credit Facilities

On March 8, 2017, the Company and OG&E each entered into new $450.0 million unsecured five-year revolving credit facilities to replace existing facilities. Each of these new facilities is scheduled to terminate on March 8, 2022. However, the Company and OG&E have the right to request an extension of the revolving credit facility termination date under their respective facility for an additional one-year period, which can be exercised up to two times. All such extension requests are subject to majority lender group approval (and only the commitments of those lenders that consent to such extension (or that agree to replace any non-consenting lender) will be extended for such additional period).

Borrowings under the new facilities bear interest at rates equal to either the eurodollar base rate (reserve adjusted, if applicable), plus a margin of 0.69 percent to 1.275 percent, or an alternate base rate, plus a margin of 0.00 percent to 0.275 percent. The new facilities have a facility fee that ranges from 0.06 percent to 0.225 percent. Interest rate margins and facility fees are based on the Company's and OG&E's then-current senior unsecured credit ratings, as applicable.

Each of the facilities provides for issuance of letters of credit, provided that (i) the aggregate outstanding credit exposure shall not exceed the amount of the revolving credit facility and (ii) the aggregate outstanding stated amount of letters of credit issued under such facility shall not exceed a specified maximum sublimit ($100 million for each of the Company and OG&E). Advances under the facilities may be used to refinance existing indebtedness and for working capital and general corporate purposes of the respective borrower and its subsidiaries, including commercial paper liquidity support, letters of credit, acquisitions and distributions.

Each of the facilities is unsecured and, under certain circumstances, may be increased (by up to $150 million in each case for the Company and OG&E) to a maximum revolving commitment limit of $600 million. Advances of revolving loans and letters of credit under the facilities are subject to certain conditions precedent, including the accuracy of certain representations and warranties and the absence of any default or unmatured default.

The Company and OG&E's facilities each have a financial covenant requiring that the respective borrower maintain a maximum debt to capitalization ratio of 65 percent, as defined in each such facility. The Company and OG&E's facilities each also contain covenants which restrict the respective borrower and certain of its subsidiaries in respect of, among other things, mergers and consolidations, sales of all or substantially all assets, incurrence of liens and transactions with affiliates. The Company and OG&E's facilities are each subject to acceleration upon the occurrence of any default, including, among others, payment defaults on such facilities, breach of representations, warranties and covenants, acceleration of indebtedness (other than intercompany and non-recourse indebtedness) of $100.0 million or more in the aggregate, change of control (as defined in each such facility), nonpayment of uninsured judgments in excess of $100.0 million and the occurrence of certain Employee Retirement Income Security Act and bankruptcy events, subject where applicable to specified cure periods.

The Company borrows on a short-term basis, as necessary, by the issuance of commercial paper and by borrowings under its revolving credit agreement.  As of December 31, 2017, the Company had $168.4 million of short-term debt compared to $236.2 million at December 31, 2016.  The following table provides information regarding the Company's revolving credit agreements at December 31, 2017.

	Aggregate	Amount	Weighted-Average
Entity	Commitment	Outstanding (A)	Interest Rate		Expiration
	(In millions)
OGE Energy (B)	$450.0	$168.4	1.62%	(D)	March 8, 2022
OG&E (C)	450.0	0.3	0.95%	(D)	March 8, 2022
Total	$900.0	$168.7	1.62%

(A)	Includes direct borrowings under the revolving credit agreements, commercial paper borrowings and letters of credit at December 31, 2017.

(B)	This bank facility is available to back up the Company's commercial paper borrowings and to provide revolving credit borrowings. This bank facility can also be used as a letter of credit facility.

(C)	This bank facility is available to back up OG&E's commercial paper borrowings and to provide revolving credit borrowings. This bank facility can also be used as a letter of credit facility.

(D)	Represents the weighted-average interest rate for the outstanding borrowings under the revolving credit agreements, commercial paper borrowings and letters of credit.

The Company's ability to access the commercial paper market could be adversely impacted by a credit ratings downgrade or major market disruptions. Pricing grids associated with the Company's credit facilities could cause annual fees and borrowing rates to increase if an adverse rating impact occurs. The impact of any future downgrade could include an increase in the costs of the Company's short-term borrowings, but a reduction in the Company's credit ratings would not result in any defaults or accelerations. Any future downgrade could also lead to higher long-term borrowing costs and, if below investment grade, would require the Company to post collateral or letters of credit.

OG&E must obtain regulatory approval from the FERC in order to borrow on a short-term basis.  OG&E has the necessary regulatory approvals to incur up to $800.0 million in short-term borrowings at any one time for a two-year period beginning January 1, 2017 and ending December 31, 2018.